UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2004

BRUKER BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 7, 2004 Bruker Biosciences Corporation (the “Company”) issued the press release attached hereto as Exhibit 99.1 to report the resignation of Dr. Martin Haase from its Board of Directors, effective December 31, 2004.  On November 3, 2004, the Company’s Board of Directors elected Jörg C. Laukien as a Class III director, effective January 1, 2005.  The other directors in Class III are serving terms that expire at the Company’s Annual Meeting of Stockholders in 2006; however, Mr. Jörg Laukien’s term shall expire at the Company’s Annual Meeting of Stockholders in 2005.

Neither the departing Dr. Haase nor Mr. Jörg Laukien are deemed independent directors.  Mr. Jörg Laukien owns 14.3% of the stock the Company.  The Board of Directors did not elect Mr. Jörg Laukien pursuant to any arrangements or agreement between Mr. Jörg Laukien and the Company.  Mr. Jörg Laukien has not been, nor at the time of this disclosure is he expected to be, named to any committee of the Board of Directors.

The Company is affiliated with Bruker Physik AG, Bruker Optics Inc., Bruker BioSpin Invest AG, Techneon AG, Bruker BioSpin Inc. and their respective subsidiaries, collectively referred to as the Bruker affiliated companies, through common control at the stockholder level, as its five largest stockholders are the controlling stockholders of these entities.  The Company’s five largest stockholders are Frank H. Laukien, Dirk D. Laukien, Isolde Laukien, Jörg C. Laukien and Marc M. Laukien. Isolde Laukien is the mother of Dirk and Marc Laukien. Jörg, Frank, Dirk and Marc are brothers or half-brothers.

Mr. Jörg Laukien is a director and President of Bruker BioSpin MRI, Inc., President of Bruker BioSpin MRI GmbH, President of Bruker Elektronic GmbH, a director of Bruker BioSpin Inc, a director of Bruker BioSpin SA, a director of Bruker BioSpin s.r.l., and a director of Techneon AG.  Additionally, Mr. Jörg Laukien beneficially owns directly or indirectly more than 10% of the stock of each of the Bruker affiliated companies.

Additional information regarding the transactions between the Company and the Bruker affiliated companies is set forth under the caption labeled “Certain Relationships and Related Transactions” in the Company’s Proxy Statement for the 2004 Annual Meeting of Stockholders held on May 5, 2004, filed with the Securities and Exchange commission on April 5, 2004 (the “Proxy Statement”), beginning on page 8 in the Proxy Statement, and the information under such caption in the Proxy Statement is incorporated into this Item 5.02 by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.  The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION
(Registrant)

Date: November 9, 2004	By:	/s/ Frank H. Laukien, Ph.D.
Frank H. Laukien, Ph.D.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 7, 2004.

99.2	Information under the caption “Certain Relationships and Related Transactions” in the Proxy Statement (incorporated herein by reference).